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                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

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IN RE                                         )
                                              )
                                              )   CASES NOS. 00-00215 (MFW)
MARINER HEALTH GROUP, INC., ET AL.,           )         THROUGH 00-00301 (MFW)
                                              )
                                              )   CHAPTER 11
                                              )
         DEBTORS AND DEBTORS IN POSSESSION    )   JOINTLY ADMINISTERED
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                         INTERIM ORDER APPROVING EIGHTH
                            AMENDMENT TO DIP CREDIT
                    AGREEMENT AND SCHEDULING A FINAL HEARING

         Upon the, motion of the above-caption debtors and debtors-in-possession, Mariner Health Group, Inc., et al. (jointly and severally, the "DEBTORS")(1) dated January __, 2001 (the "MOTION") for entry of an order, pursuant to ss.ss. 105, 363, 364(c) and (d), 503(b) and 507 of the United States Bankruptcy Code, 11 U.S.C. ss. 101 et seq. (the "BANKRUPTCY CODE")(2), and Rules 2002, 4001(b), (c) and (d) and 9014 of the Federal Rules of Bankruptcy Procedure (the "BANKRUPTCY RULES") (i) approving the Eighth
Amendment to the Debtor-In-Possession Credit Agreement (as previously amended, the "CREDIT AGREEMENT")(3), dated as of January __, 2001 by and among Mariner Health Group, Inc., a Delaware corporation ("MHG"), as debtor and debtor-in-possession, and each of MHG's subsidiaries listed on Exhibit A hereto; the Lenders listed on the signature pages thereto (each individually referred to herein as a "LENDER" and collectively as "LENDERS"); First Union National Bank ("FIRST UNION"), as Syndication Agent; PNC Capital

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(1)      The Debtors are listed on Schedule A attached hereto.
(2) All section and rule references are to the Bankruptcy Code and Bankruptcy Rules, respectively, unless otherwise indicated.
(3) Capitalized terms used herein that are not herein defined shall have the meanings assigned to them in the Credit Agreement.


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Markets, Inc. and First Union Securities, Inc., as Co-Arrangers; and PNC Bank,
National Association ("PNC"), as Collateral Agent and Administrative Agent, and as an issuing bank for Letters of Credit thereunder, (First Union and PNC collectively, the "AGENTS") (the "EIGHTH AMENDMENT"); and (ii) requesting pursuant to Bankruptcy Rule 4001, that a final hearing (the "FINAL HEARING") on the Motion be held on January 25, 2001 at 2:00 P.M., Eastern Time, for this Court to consider entry of a final order approving the Eighth Amendment; and it appearing, based upon the record presented to this Court, that:

         a. Due notice of the Motion has been given by hand delivery or overnight courier to, inter alia, (i) the Office of the United States Trustee,
(ii) counsel to the Official Committee of Unsecured Creditors appointed in these cases pursuant to ss. 1102 (the "Committee"), (iii) all parties entitled to notice pursuant to Bankruptcy Rule 4001(c), (iv) all holders of liens identified by the Debtors in Schedule 6.2 to the Credit Agreement and any other creditor known to the Debtors that asserts or may have liens on or security interests in any of the Debtors' assets, (v) counsel to the Agents and the Lenders, (vi) each party in interest that has requested notice under Bankruptcy Procedure 2002, and (vii) the Health Care Finance Administration;

         b. The relief requested is necessary to avoid immediate and irreparable harm to the Debtors' estates;

         c. No objection has been filed or otherwise asserted to the relief requested herein;

         d. The Debtors are unable to obtain a continuing line of credit other than under the Eighth Amendment;


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         e.       Either the creditors whose liens are being primed consent or there is adequate protection of the interest of the holders of liens on the property of the Debtors' estates in which senior or equal liens are proposed to be granted; and

         f. The relief sought in the Motion is in the best interest of the Debtors, their respective estates, creditors, and parties in interest; and sufficient cause appearing therefore;

         NOW, THEREFORE, upon the entire record of the Interim Hearing held before this Court with respect to the Motion on January 11, 2001 and all other proceedings had before the Court, and this Court having found good and sufficient cause therefore, it is hereby FOUND, DETERMINED, ORDERED AND DECREED that:

         1.       The Motion is granted.

         2. The Debtors are authorized to enter into the Eighth Amendment and related Loan Documents, and to consummate any and all transactions contemplated thereby, and the Eighth Amendment and all such Loan Documents and transactions are approved in their entirety.

         3. The Debtors are expressly authorized to obtain an extension of their postpetition financing, on the terms and subject to the conditions set forth in the Credit Agreement, the Eighth Amendment, the Loan Documents, and this Order, in a maximum principal amount outstanding not to exceed $25 million.

         4. The rights and remedies of the Lenders and the Agents in respect of the obligations of the Debtors under the Credit Agreement, granted under the Final Order (i) Authorizing Postpetition Financing Pursuant to 11 U.S.C. ss. 364, (ii) Granting Senior Liens and Superpriority Administrative Expense Claim Status Pursuant to 11 U.S.C. ss.ss. 105, 364, 503(b), 507 and 364, (iii) Authorizing Use of Cash Collateral Pursuant to 11 U.S.C. ss. 363, and (iv) Granting Adequate Protection Pursuant to 11 U.S.C. ss.ss. 363 and 364 (the "Final Order"), entered


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by the Court on February 16, 2000, are hereby reaffirmed and shall continue in full force and effect with respect to the Credit Agreement, as amended by the Eighth Amendment. To the extent the Final Order relies upon the definition of any term as used in the Credit Agreement, the Final Order shall be deemed modified to the extent the definition of such term is modified by the Eighth Amendment.

         5. The transactions described in the Motion, the Credit Agreement, as amended by the Eighth Amendment, and any related Loan Documents have been negotiated in good faith and at arms-length between the Debtors, Lenders, and the Agents, and any credit extended to the Debtors by the Lenders and Agents thereunder shall be deemed to have been extended in good faith, as that term is used in Bankruptcy Code section 364(e).

         6. The Final Hearing on the Motion is schedule for January 25, 2001 at 2:00 P.M. Eastern Time before this Court.

         7. Under the circumstances, the notice given by the Debtors of the Motion and of the Interim Hearing constitutes due and sufficient notice of the Motion and of the Interim Hearing. The Debtors shall promptly mail by January 15, 2001 copies of this Order to the parties who were given notice of the Interim Hearing. Any party in interest objecting to the relief sought at the Final Hearing shall serve and file written objections; which objections shall be served upon (i) Richards, Layton & Finger, P.A., One Rodney Square, P.O. Box 551, Wilmington, DE 19899, Attention: Mark D. Collins, Esq., Co-Counsel for the Debtors; (ii) Stutman, Treister & Glatt, Professional Corporation, 3699 Wilshire Boulevard, Suite 900, Los Angeles 90010, Attention:
Isaac M. Pachulski, Esq. and Jeffrey H. Davidson, Esq., Co-Counsel for the Debtors; (iii) Powell, Goldstein, Frazer & Murphy, LLP, 191 Peachtree Street, N.E., 16th Floor, Atlanta, GA 30303, Attention: Penn Nicholson, Esq. and Robert
C. Lewinson, Esq., Co-Counsel for the Debtors;


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(iv) O'Melveny & Myers LLP, 153 East 53rd Street, New York, New York 10022
Attention: Peter V. Pantaleo, Esq., Counsel for the Lenders; and (iii) the Office of the United States Trustee for the District of Delaware and shall be filed with the Clerk of the United States Bankruptcy Court for the District of Delaware, so as to be received no later than 5:00 p.m. three (3) days before such hearing.

         8. This Court retains and reserves jurisdiction to enforce all provisions of this Order.



Dated:   January 11, 2001
         Wilmington, Delaware



                                                 /s/ Mary F. Walrath
                                                 ------------------------------
                                                 Mary F. Walrath
                                                 United States Bankruptcy Judge


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                                   SCHEDULE A

                                    DEBTORS

            MARINER HEALTH GROUP, INC.
            AID & ASSISTANCE, INC.
            ALLEGIS HEALTH AND LIVING CENTER AT HERITAGE HARBOUR, L.L.C. BEECHWOOD HERITAGE RETIREMENT COMMUNITY, INC.
            BRIDE BROOK NURSING & REHABILITATION CENTER, INC.
            COMPASS PHARMACY SERVICES, INC.
            COMPASS PHARMACY SERVICES OF MARYLAND, INC.
            COMPASS PHARMACY SERVICES OF TEXAS, INC.
            CYPRESS NURSING FACILITY, INC.
            IHS REHAB PARTNERSHIP, LTD.
            LONG RIDGE NURSING & REHABILITATION CENTER, INC.
            LONGWOOD REHABILITATION CENTER, INC.
            MARINER HEALTH AT BONIFAY, INC.
            MARINER HEALTH CARE, INC.
            MARINER HEALTH CARE OF ATLANTIC SHORES, INC.
            MARINER HEALTH CARE OF DELAND, INC.
            MARINER HEALTH CARE OF FORT WAYNE, INC.
            MARINER HEALTH CARE OF GREATER LAUREL, INC.
            MARINER HEALTH CARE OF INVERNESS, INC.
            MARINER HEALTH CARE OF LAKE WORTH, INC.
            MARINER HEALTH CARE OF MACCLENNY, INC.
            MARINER HEALTH CARE OF METROWEST, INC.
            MARINER HEALTH CARE OF NASHVILLE, INC.
            MARINER HEALTH CARE OF NORTH HILLS, INC.
            MARINER HEALTH CARE OF ORANGE CITY, INC.
            MARINER HEALTH CARE OF PALM CITY, INC.
            MARINER HEALTH CARE OF PINELLAS POINT, INC.
            MARINER HEALTH CARE OF PORT ORANGE, INC.
            MARINER HEALTH CARE OF SOUTHERN CONNECTICUT, INC.
            MARINER HEALTH CARE OF TOLEDO, INC.
            MARINER HEALTH CARE OF TUSKAWILLA, INC.
            MARINER HEALTH CARE OF WEST HILLS, INC.
            MARINER HEALTH OF FLORIDA, INC.
            MARINER HEALTH OF JACKSONVILLE, INC.
            MARINER HEALTH OF MARYLAND, INC.
            MARINER HEALTH OF ORLANDO, INC.
            MARINER HEALTH OF PALMETTO, INC.
            MARINER HEALTH OF SEMINOLE COUNTY, INC.
            MARINER HEALTH OF TAMPA, INC.
            MARINER HEALTH PROPERTIES IV, LTD.
            MARINER HEALTH PROPERTIES VI, LTD.
            MARINER HEALTH RESOURCES, INC.


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            MARINER PHYSICIAN SERVICES, INC.
            MARINER PRACTICE CORPORATION
            MARINER - REGENCY HEALTH PARTNERS, INC.
            MARINERSELECT STAFFING SOLUTIONS, INC.
            MARINER SUPPLY SERVICES, INC.
            MEDREHAB, INC.
            MEDREHAB OF INDIANA, INC.
            MEDREHAB OF LOUISIANA, INC.
            MEDREHAB OF MISSOURI, INC.
            MERRIMACK VALLEY NURSING & REHABILITATION CENTER, INC. METHUEN NURSING & REHABILITATION CENTER, INC.
            MHC REHAB CORP.
            MHC TRANSPORTATION, INC.
            MYSTIC NURSING & REHABILITATION CENTER, INC.
            NATIONAL HEALTH STRATEGIES, INC.
            PARK TERRACE NURSING & REHABILITATION CENTER, INC. PENDLETON NURSING & REHABILITATION CENTER, INC. PINNACLE CARE CORPORATION
            PINNACLE CARE CORPORATION OF HUNTINGTON
            PINNACLE CARE CORPORATION OF NASHVILLE
            PINNACLE CARE CORPORATION OF SENECA
            PINNACLE CARE CORPORATION OF SUMTER
            PINNACLE CARE CORPORATION OF WILLIAMS BAY
            PINNACLE CARE CORPORATION OF WILMINGTON
            PINNACLE CARE MANAGEMENT CORPORATION
            PINNACLE PHARMACEUTICAL SERVICES, INC.
            PINNACLE REHABILITATION, INC., a Tennessee Corporation PINNACLE REHABILITATION OF MISSOURI, INC.
            PRISM CARE CENTERS, INC.
            PRISM HEALTH GROUP, INC.
            PRISM HOME CARE COMPANY, INC.
            PRISM HOME CARE, INC.
            PRISM HOME HEALTH SERVICES, INC.
            PRISM HOSPITAL VENTURES, INC.
            PRISM REHAB SYSTEMS, INC.
            REGENCY HEALTH CARE CENTER OF SEMINOLE COUNTY, INC. SASSAQUIN NURSING & REHABILITATION CENTER, INC. SEVENTEENTH STREET ASSOCIATES LIMITED PARTNERSHIP TAMPA MEDICAL ASSOCIATES, INC.
            THE OCEAN PHARMACY, INC.
            TRI-STATE HEALTH CARE, INC.
            WINWARD HEALTH CARE, INC.


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